UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

TECHTARGET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42428	99-2218610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street Newton, Massachusetts	02466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TTGT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 4, 2024, management of Informa PLC (“Informa”) advised management of TechTarget, Inc. (formerly Toro CombineCo, Inc.) (the “Company”) that the following Informa Tech Digital Businesses of Informa PLC (the “Business”) financial statements previously prepared by Informa should no longer be relied upon and were being restated because of errors identified by Informa in such financial statements: unaudited interim condensed combined financial statements as of and for the six months ended June 30, 2024 (the “Q2 Business Financial Statements”), which were included in the Company’s Registration Statement on Form S-4/A, originally filed with the Securities and Exchange Commission (“SEC”) on September 4, 2024. After discussions between the Informa and Company management teams on December 4, 2024, the Company’s management has concluded that the Q2 Business Financial Statements should no longer be relied upon because of the errors in such financial statements.

For a description of the errors identified in the Q2 Business Financial Statements, see “Note 1 — Business overview and basis of presentation —Restatement of previously issued financial statements” in the Q2 Business Financial Statements, which are filed herewith as Exhibit 99.1 and hereby incorporated by reference. Also filed herewith are the unaudited interim condensed combined financial statements as of March 31, 2024 and for the three months ended March 31, 2024 and 2023 (the “Q1 Business Financial Statements” and collectively with the Q2 Business Financial Statements, the “Previously Issued Business Financial Statements”), which were included in the Company’s Registration Statement on Form S-4, originally filed with the SEC on June 27, 2024, and have been amended to correct for certain errors described therein. The Q1 Business Financial Statements are filed herewith as Exhibit 99.2.

Unaudited pro forma condensed combined financial information prepared for periods corresponding to the Previously Issued Business Financial Statements will also be restated to reflect the corrections of the errors identified in the Previously Issued Business Financial Statements.

The Company’s management has discussed the matters disclosed in this Item 4.02 with PricewaterhouseCoopers LLP (London, United Kingdom). The Company’s Audit Committee has reviewed and discussed the matters disclosed in this Item 4.02 with the Company’s management.

Item 8.01	Financial Statements and Exhibits

The restated unaudited condensed combined balance sheet of Informa Tech Digital Businesses as of March 31, 2024 and the related condensed combined statements of income and comprehensive income (loss), changes in equity and cash flows for the three months ended March 31, 2024 and 2023 and the related notes, and the restated unaudited condensed combined balance sheet of Informa Tech Digital Businesses as of June 30, 2024 and the related condensed combined statements of income and comprehensive income (loss), changes in equity and cash flows for the six months ended June 30, 2024 and 2023 and the related notes are filed herewith and attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Informa Tech Digital Businesses as of March 31, 2024 and June 30, 2024 and for the three months ended March 31, 2024 and 2023 and the six months ended June 30, 2024 and 2023 are filed herewith and attached hereto as Exhibits 99.3 and 99.4, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Unaudited condensed combined financial statements of Informa Tech Digital Businesses of Informa PLC as of June 30, 2024 and for the six months ended June 30, 2024 and 2023 (As Restated).

99.2	Unaudited condensed combined financial statements of Informa Tech Digital Businesses of Informa PLC as of March 31, 2024 and for the three months ended March 31, 2024 and 2023 (As Restated).

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Informa Tech Digital Businesses of Informa PLC as of March 31, 2024 and for the three-month period ended March 31, 2024 and 2023 (As Restated).

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Informa Tech Digital Businesses of Informa PLC as of June 30, 2024 and for the six month period ended June 30, 2024 and 2023 (As Restated).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHTARGET, INC.

	By:	/s/ Charles D. Rennick
Dated: December 6, 2024	Name:	Charles D. Rennick
	Title:	Vice President, General Counsel, and Corporate Secretary